Exhibit 32




        STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 10 U.S.C. SECTION 1350


In connection with the filing of the Annual Report of Farmers & Merchants Bancorp (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), I, Kent A. Steinwert, the chief executive officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ Kent A. Steinwert
                                            ---------------------------
                                            Kent A. Steinwert
                                            President & Chief Executive Officer

                                            March 10, 2004



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                     Exhibit 32




        STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 10 U.S.C. SECTION 1350


In connection with the filing of the Annual Report of Farmers & Merchants Bancorp (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), I, Stephen W. Haley, the chief financial officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ Stephen W. Haley
                                                  ---------------------------
                                                  Stephen W. Haley
                                                  Executive Vice President
                                                  & Chief Financial Officer

                                                  March 10, 2004



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.